Employee Benefit Plans	12 Months Ended
Dec. 31, 2023
Retirement Benefits [Abstract]
Employee Benefit Plans

15. Employee benefit plans

In the UK, the Company makes contributions to private defined contribution pension schemes on behalf of its employees. The contributions to this scheme are expensed to the statement of operations as they fall due. The Company paid $2.3 million, $2.3 million and $1.8 million in contributions in the years ended December 31, 2023, 2022 and 2021, respectively.

In the United States, the Company established a defined contribution savings plan under Section 401(k) of the Internal Revenue Code. This plan covers substantially all U.S. employees who meet minimum age and service requirements and allows participants to defer a portion of their annual compensation on a pre-tax basis. The Company paid less than $0.1 million in contributions in the years ended December 31, 2023, 2022 and 2021, respectively.